EXHIBIT 10.16

                           EDGE PETROLEUM CORPORATION
                               1997 INCENTIVE PLAN

                   DIRECTOR'S RESTRICTED STOCK AWARD AGREEMENT


                  THIS AGREEMENT ("Agreement") is made as of the ____ day of _____________, _______ (the "Date of Grant"), by and between Edge Petroleum Corporation, a Delaware corporation (the "Company"), and ___________________________ (the "Grantee").

                  The Company has adopted the Edge Petroleum Corporation 1997 Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees, directors and independent contractors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan. This Agreement documents the automatic award made to the Grantee pursuant to Section 9(b) of the Plan on the Date of Grant.

                  The Company and Grantee therefore agree as follows:

                  1. Grant of Restricted Stock. Effective as of the Date of Grant, pursuant to Section 9(b) of the Plan, the Company has awarded to the Grantee a total of ______ shares of Common Stock, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

                  2. Restrictions. The shares of Restricted Stock granted hereunder to the Grantee may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until the date that the Grantee obtains a vested right to the shares (and the restrictions thereon terminate) in accordance with the provisions of this Section 2 or as otherwise provided in
Section 6 below. (The period of time between the Date of Grant and the date that the Grantee obtains a vested right to shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) In the event that any day on which the Grantee would otherwise obtain a vested right to additional shares of Restricted Stock is a Saturday, Sunday or holiday, the Grantee shall instead obtain that vested right on the first business day immediately following such date. The Grantee shall have a vested right to the number of shares of Restricted Stock indicated below as of the dates set forth below, provided that the Grantee has been in continuous service as a Director of the Company since the Date of Grant:


                Date                      Number of Shares
                                           First Vested

             ------------               -------------------------

             ------------               -------------------------

             ------------               -------------------------

All of the foregoing provisions of this Section 2 are subject to the provisions of Section 6 below, addressing events that may result forfeiture of the Grantee's interest in all or part of the Restricted Shares.

                  3. No Code Section 83(b) Election. The Grantee shall not make an election, under Code Section 83(b), to include an amount in income in respect of Restricted Stock.
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                  4. Sale of Restricted Stock. Grantee agrees that Grantee shall not sell the Restricted Stock and that the Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.

                  5. Escrow of Shares. Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Secretary of the Company, together with a stock power endorsed by the Grantee in blank. Any certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Upon termination of the Restricted Periods with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered upon written request to the Grantee as promptly as practicable following such termination.

                  6. Forfeiture. If Grantee's service as a Director shall terminate for any reason prior to all shares of Restricted Stock having become vested pursuant to the provisions of Section 2 hereof, the Grantee shall forfeit all right to those unvested shares of Restricted Stock unless otherwise decided by the Board.

                  7. Withholding for Taxes. Grantee acknowledges and agrees that the Company may, at its option, deduct from the shares of Common Stock otherwise payable or deliverable upon expiration of the Restricted Period a number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company, if any, upon such exercise, as determined by the Committee.

                  8. Beneficiary Designations. The Grantee shall file with the Secretary of the Company on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Company, a designation of one or more beneficiaries (each, a "Beneficiary") to whom shares otherwise due the Grantee shall be distributed in the event of the death of the Grantee while serving as a Director of the Company. The Grantee shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Secretary of the Company. If any designated Beneficiary survives the Grantee but dies before receiving all of the Grantee's benefits hereunder, any remaining benefits due the Grantee shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Grantee's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Grantee, the payment of any remaining benefits shall be made to the Grantee's estate.

                  9.  Nonalienation  of  Benefits.  Except  as  contemplated  by
Section 8 above, and other than pursuant to a qualified domestic relations order, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable


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for or  subject  to any  debts,  contracts,  liabilities  or torts of the person entitled to such benefits. If the Grantee or the Grantee's Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above or other than pursuant to a qualified domestic relations order, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

                  10. Prerequisites to Benefits. Neither the Grantee, nor any person claiming through the Grantee, shall have any right or interest in Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Grantee or such other person shall have been complied with as specified herein.

                  11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Grantee (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in the Grantee's name or issued for the benefit of Grantee hereunder.

                  12. Adjustments. As provided in Section 15 of the Plan, certain adjustments may be made to the Restricted Stock upon the occurrence of events or circumstances described in Section 15 of the Plan.

                  13. Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                  (a)      delivered personally to the following address:

                                   Edge Petroleum Corporation
                                   Texaco Heritage Plaza
                                   1111 Bagby, Suite 2100
                                   Houston, Texas  77002

                           or

                  (b) sent by first class mail, postage prepaid and addressed as follows:

                                   Edge Petroleum Corporation
                                   c/o Corporate Secretary
                                   Texaco Heritage Plaza
                                   1111 Bagby, Suite 2100
                                   Houston, Texas  77002

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

                  14. Amendment. Without the consent of the Grantee, this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without the Grantee's consent, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws.

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                  15. Grantee Service.  Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the service of the Company as a Director.

                  16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

                  17.  Construction.  References  in  this  Agreement  to  "this
Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan. The headings of the Sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  18. Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                  19. Entire Agreement. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Option and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the Restricted Stock award.

                  20. Grantee Acceptance. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

                                              EDGE PETROLEUM CORPORATION


                                              By:______________________
                                              Name:____________________
                                              Title:___________________


                                              ACCEPTED:________________



                                              Name of Grantee:_________

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                       Exhibit B to Restricted Stock Award
                  Agreement dated as of ___________ ___, _____


                 EDGE PETROLEUM CORPORATION 1997 INCENTIVE PLAN

                           Designation of Beneficiary


I, (the "Grantee"), hereby declare

that upon my death _______________________________________(the "Beneficiary") of
                                   Name
______________________________________________________________________________,
  Street Address            City                       State            Zip Code

who is my _________________________________________________, shall be entitled
                                   Relationship to Grantee

to the Restricted Stock and all other rights  accorded   the   Grantee  by  the
above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated therein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee and filed with the Company prior to the Grantee's death.



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Date                                                    Grantee